Inventories	12 Months Ended
Dec. 31, 2018
Inventories
Inventories

Note 19 Inventories

	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
Finished products & goods for resale	636	641	612
Other	33	48	56
Total inventories	669	689	668

Tele2’s inventories mainly consist of mobile phones. In 2018 inventories were expensed by SEK 5,134 (2017: 4,732 and 2016: 5,065) million, of which SEK 25 (2017: 19 and 2016: 38) million was related to write-downs.